SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MEDINOTEC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

1

Notice of 2025 Annual Meeting of Stockholders

Date and Time Tuesday, January 20, 2026, at 9:30 a.m. (EST)	YOUR VOTE IS IMPORTANT

Meeting Access	Whether or not you attend the annual meeting, we urge you to vote promptly no later than the day before the meeting by:
Video Conference
https://medinotecinc.com/investor-center/shareholdermeeting	Emailing your signed proxy card to proxy@empirestock.com until the day before the meeting.

Record Date	Mailing your signed proxy card or voting instructions form
December 5, 2025
Faxing your signed proxy card until the day before the meeting. (+1 702-974-1444)

Items of Business

•       Proposal 1: Election of five directors, as described in the accompanying proxy statement.

•       Proposal 2: Approval of Mercurius & Associates LLP as the company’s independent registered public accounting firm for the fiscal year ending February 28, 2026.

•       Consideration of any other business properly brought before the annual meeting.

The annual meeting will be a virtual meeting conducted via Video Conference .. There will be no physical in-person meeting. Additional information regarding attending the annual meeting, voting your shares and submitting questions in advance of the annual meeting can be found in the proxy statement.

Eligibility to Vote

Only stockholders of record as of the close of business on December 5, 2025 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

This Notice of Annual Meeting of Stockholders, the proxy statement, form of proxy and the Company’s Annual Report on Form 10-K for the year ended February 28, 2025 are being distributed and made available to our stockholders on or about January 2, 2026.

Your vote is important. Whether or not you attend the meeting, we urge you to vote promptly.

By Order of the Board of Directors

/s/ Gregory Vizirgianakis
Gregory Vizirgianakis
North Riding, South Africa	Chairperson
January 2, 2026

This Notice of Annual Meeting of Stockholders, the proxy statement, and the Company’s Annual Report on Form 10-K for the year ended February 28, 2025 are available at https://www.medinotecinc.com/investor-center.

2

3

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. References in this proxy statement to the “Company,” “Medinotec,” “we,” “us,” and “our” refer to Medinotec Inc., a Nevada company. This proxy statement, form of proxy, and the Company’s Annual Report on Form 10-K for the year ended February 28, 2025 are being distributed and made available to our stockholders on or about January 2, 2026. Our principal executive offices are located at Northlands Deco Park, 10 New Market Street Stand 299, Avant Garde Avenue, North Riding, South Africa 2169.

Annual Meeting Information

Date and Time:	Tuesday, January 20, 2026, at 9:30 a.m. (EST)
Meeting Access:	Video Conference : https://medinotecinc.com/investor-center/shareholdermeeting
Record Date:	December 5, 2025
Voting:	Common stockholders have one vote per share on all matters presented at the annual meeting.

The annual meeting will be a virtual meeting conducted via Video Conference .. There will be no physical in-person meeting. You will NOT be able to attend the annual meeting and vote your shares electronically during the meeting, so it is important to vote your shares by no later than 11:59 p.m. EST on January 19, 2026, by email, by mail or by facsimile. You may submit questions in advance of the meeting by sending an email to Investorrelations@Medinotecinc.com, up to 11:59 p.m. EST on January 19, 2026. Please see “Questions and Answers About the Annual Meeting” for more information regarding the annual meeting.

You will not have a chance to vote at the annual meeting. Please vote in advance of the annual meeting so that your vote will be counted.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of five directors	FOR each Director Nominee	8
Approval of Mercurius & Associates LLP as the company’s independent registered public accounting firm for the 2026 fiscal year	FOR	17

In addition to these matters, stockholders may be asked to vote on such other business as may properly come before the annual meeting.

4

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive these proxy materials?

This proxy statement, form of proxy, and the Company’s Annual Report on Form 10-K for the year ended February 28, 2025 are being distributed and made available to our stockholders starting on or about January 2, 2026. We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at our 2025 Annual Meeting of Stockholders and at any adjournment or postponement of the meeting.

When and where will the annual meeting be held?

Date and Time Tuesday, January 20, 2026, at 9:30 a.m. (EST)	YOUR VOTE IS IMPORTANT

Meeting Access	Whether or not you attend the annual meeting, we urge you to vote promptly no later than the day before the meeting by:
Video Conference
https://medinotecinc.com/investor-center/shareholdermeeting	Emailing your signed proxy card to proxy@empirestock.com until the day before the meeting.

Record Date	Mailing your signed proxy card or voting instructions form
December 5, 2025
Faxing your signed proxy card until the day before the meeting. (+1 702-974-1444)

Who is entitled to vote at the annual meeting?

Holders of the Company’s common stock at the close of business on December 5, 2025, are entitled to receive the Notice of Annual Meeting and proxy statement and to vote their shares at the annual meeting. As of that date, there were 11,755,548 shares of the Company’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.

Also as of the record date, there were no outstanding shares of preferred stock of the Company, so only common stock will be voted at the Annual Meeting.

What constitutes a quorum for the annual meeting?

The holders of at least a majority of the voting power of the Company’s capital stock, present in person or by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum. Abstentions and broker non-votes are counted for purposes determining whether there is a quorum.

5

How can I attend and participate in the annual meeting?

To attend and participate in the annual meeting, visit https://medinotecinc.com/investor-center/shareholdermeeting. The virtual annual meeting will begin promptly at 9:30 a.m. EST Tuesday, January 20, 2026. You may log in beginning at 9:15 a.m. EST.

We encourage you to access the virtual annual meeting prior to the start time leaving ample time to confirm that your Internet or Wi-Fi connection is sufficient to access the features of the virtual annual meeting, and to allow sufficient time to check in. The virtual meeting platform is supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) that have the most updated version of applicable software and plugins installed. You should ensure that you have a strong Wi-Fi connection wherever you intend to participate in the annual meeting. While there is no fee to attend the virtual annual meeting, you may incur data or other fees imposed by your Internet or wireless carrier.

The recording, reproduction or distribution of the virtual annual meeting, or any portion thereof, is strictly prohibited.

What if I am having technical difficulties?

Technicians will be ready to assist you with any technical difficulties you may have accessing the virtual annual meeting. Technical support will be available on the virtual annual meeting platform beginning at 9:15 a.m. EST on the day of the annual meeting by calling the numbers posted on the log in page.

How do I submit a question for the annual meeting?

You may submit questions in advance of the meeting by sending an email to investorrelations@Medinotecinc.com. You can submit a question up to 11:59 p.m. EST on January 19, 2026.

How do I vote if I am a stockholder of record?

Whether or not you attend the annual meeting, we urge you to vote promptly no later than the day before the meeting by:

1.     Emailing your signed proxy card until the day before the meeting.

To: proxy@empirestock.com

2.     Mailing your signed proxy card to arrive the day before the meeting.

To: Empire Stock Transfer Inc.

1859 Whitney Mesa Dr.

Henderson, NV 89014

USA

3.     Faxing your signed proxy card until the day before the meeting.

To: +1 702-974-1444

You will NOT be able to attend the annual meeting and vote your shares electronically during the meeting, so it is important to vote your shares by no later than 11:59 p.m. EST on January 19, 2026, by using one of the above three methods of voting. You may submit questions in advance of the meeting by sending an email to investorrelations@Medinotecinc.com, up to 11:59 p.m. EST on January 19, 2026.

6

How do I vote if I am a beneficial owner of shares?

If you are a “beneficial owner,” also known as a “street name” holder (meaning that you hold your shares of our common stock through a broker, bank or other financial institution), your broker, bank or financial institution will ask you how you wish to have your shares voted. In addition, you will receive instructions as part of your proxy materials provided by your broker, bank or other financial institution on how to access the virtual annual meeting and participate and vote at the annual meeting (including, if your broker, bank or other financial institution elects to do so, instructions on how to vote by email, by mail or by facsimile). You must follow those instructions in order to be able to access the virtual annual meeting and have your shares voted. You may also be able to obtain a proxy from your broker, bank or other financial institution by contacting them directly. Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the annual meeting (except on the approval of the appointment of Mercurius & Associates LLP as auditors for 2026) unless you provide specific instructions. Accordingly, your shares will only be voted if you give instructions to your broker, bank or financial institution.

Can I revoke my proxy or change my vote after I vote by proxy?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•       giving written notice to our Corporate Secretary;

•       delivering a valid, later-dated proxy, or a later-dated vote by email (proxy@empirestock.com), in a timely manner; or

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record and following their instructions for how to do so.

What vote is needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares held by brokers (referred to as broker non-votes). When a beneficial owner does not provide voting instructions to the institution that holds the shares in street name, brokers may not vote those shares in matters deemed non-routine. Only Proposal 2 is a routine matter.

PROPOSAL	ITEM	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS (OR THE WITHHOLDING OF AUTHORITY)	EFFECT OF BROKER NON-VOTES
1	Election of five directors	Plurality—the five director nominees who receive the most “FOR” votes will be elected to serve on the Board	No effect	No effect
2	Ratification of the Approval of the appointment of independent auditor	Number of votes cast in favor exceeds number of votes cast in opposition	No effect	No broker non-votes; shares are voted by brokers in their discretion

Your shares will be voted in accordance with your instructions. If you are a stockholder of record and sign, date and return a proxy card but do not indicate how you wish to vote your shares, the appointed proxies named on the proxy card will vote your shares “for” each of the nominees with respect to Proposal 1 and “for” Proposal 2, and in the discretion of the appointed proxies named on the proxy card with respect to any other business properly brought before the annual meeting.

7

Who will pay for the cost of this proxy solicitation?

We will pay all expenses incurred in connection with the solicitation of proxies. In addition to solicitation by mail, our officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies in person or by email, by mail or by facsimile. We have requested that brokers, banks and other nominees who hold stock in their names furnish this proxy material to their customers; we will reimburse these brokers, banks and nominees for their out-of-pocket and reasonable expenses.

Could other matters be decided at the annual meeting?

We are not aware of any other matters that will be presented and voted upon at the annual meeting. If you return your signed and completed proxy card by email, by mail or by facsimile and other matters are properly presented at the annual meeting for consideration, the persons named in the accompanying proxy card will have the discretion to vote for you on such matters and intend to vote the proxies in accordance with their best judgment.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our bylaws provide that our business shall be managed by or under the direction of a board of directors. The Board currently consists of five directors.

There are five nominees for election to the Board at the annual meeting. Each of the five nominees, if elected, will hold office for a term that expires at the next annual stockholders’ meeting. Each director shall hold office for the term for which he or she was elected and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the five nominees named below to constitute the entire Board.

The Board has nominated each of the following individuals for election as a director at the annual meeting: Gregory Vizirgianakis, Pieter van Niekerk, Stavros G. Vizirgianakis, Joseph P. Dwyer and Athanasios Spirakis. Each nomination for director was based upon the recommendation of our board of directors and each nominee for director is a current member of the board. All nominees have consented to be named and have indicated their intent to serve if elected. In the event any of the nominees shall be unable or unwilling to serve as a director, the persons named in the proxy intend to vote “FOR” the election of any person as may be nominated by the board in substitution. The Company has no reason to believe that any of the nominees named below will be unable to serve as a director if elected.

The following table sets forth certain information, as of the date of this proxy statement, as to each nominee for the office of director:

Name	Age	Position	Director Since
Gregory Vizirgianakis	47	President, Secretary, Chief Executive Officer, Chairperson and Director	Inception
Pieter van Niekerk	40	Treasurer, Chief Financial Officer and Director	Inception
Stavros G. Vizirgianakis	54	Director	June 13, 2022
Joseph P. Dwyer	69	Director and Audit committee chair	June 13, 2022
Athanasios Spirakis	64	Director	October 11, 2023

The following information about our directors is based, in part, upon information supplied by them.

8

Gregory Vizirgianakis

The Company is led by Dr Vizirgianakis as the Chief Executive Officer, a qualified medical doctor, with a specialty interest in the field of neuroscience. He has many years of experience in the international and South African health markets. Dr Vizirgianakis is the founding ultimate shareholder of DISA Medinotec Proprietary Limited and has been involved in several successful entrepreneurial ventures. For the last five years, Dr. Vizirgianakis has been employed as CEO of Minoan Medical Proprietary Limited and DISA Medinotec Proprietary Limited.

Aside from that provided above, Dr. Vizirgianakis does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Board believes that Dr. Vizirgianakis has the experience, qualifications, attributes and skills necessary to serve on the Board because of the fact that he held similar positions for more than 10 years and his designation as a medical doctor, he is also a founding shareholder in the company and has a long-standing track record in the industry.

Pieter van Niekerk

Mr. Pieter van Niekerk is a qualified Chartered Accountant and the Company's CFO and has been involved in multiple listings on various exchanges in the United States of America and South Africa. He has 10 years executive management experience and has been nominated as one of the “Top 35 under 35 Chartered Accountants” in South Africa for two consecutive years. For the last five years, Mr. van Niekerk has been employed as CFO of Minoan Medical Proprietary Limited and DISA Medinotec Proprietary Limited.

Aside from that provided above, Mr. van Niekerk does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Board believes that Mr. van Niekerk has the experience, qualifications, attributes and skills necessary to serve on the Board because of the fact that he held similar positions for more than 10 years and his designation as a chartered accountant, he is also a founding shareholder in the company and has a long-standing track record in the industry.

Stavros G. Vizirgianakis

Mr. Vizirgianakis is an investor and strategic advisor to companies in the medical device field. He currently serves on the Board of Directors at Tally Surgical, Inc., Theragenics Corporation, Xtant Medical Holdings, Inc. (NYSE American: XTNT) and Medinotec, Inc. (OTCQX:MDNC). Mr. Vizirgianakis previously served on the Board of Directors at Bioventus Inc. (Nasdaq: BVS) and Tenaxis Medical. Mr. Vizirgianakis is the former Chief Executive Officer of medical device company, Misonix, Inc., which he led from 2016 through the company’s acquisition by Bioventus Inc. in 2021. He previously served as Managing Director of the Medical Devices business at Ascendis Health Limited (JSE: ASC) from 2014 to 2016. Mr. Vizirgianakis co-founded Surgical Innovations, one of the largest privately-owned medical device distributors in the African region, which later became part of Ascendis Health Limited. His career in the medical device industry also includes experience serving as Director of Sales for sub-Saharan Africa at United States Surgical Corporation and as General Manager of South Africa at Tyco Healthcare.

9

Aside from that provided above, Mr. Vizirgianakis does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Vizirgianakis has a degree in commerce from the University of South Africa. The Board believes Mr. Vizirgianakis’ industry knowledge, sales and marketing experience and his international business relationships qualify him to serve as a director.

Joseph P. Dwyer

Mr. Dwyer has been serving as the Chief Financial Officer of Archive360, LLC since June, 2022. He served as Misonix’s Chief Financial Officer from August 2, 2017 through November 2021, and then as a financial consultant to Misonix’s acquirer, Bioventus, through April, 2022. From June 2015 to July 2017, Mr. Dwyer provided financial consulting and advisory services to various companies, through the firms Dwyer Holdings and TechCXO. Prior thereto, from November 2012 until June 2015, he was Chief Financial Officer of Virtual Piggy, Inc., a publicly traded technology company. Prior to joining Virtual Piggy, Mr. Dwyer served as chief financial officer of Open Link Financial, Inc., a privately held company, which provides software solutions for trading and risk management in the energy, commodity, and capital markets.

During 2011 and 2012, Mr. Dwyer was a member of the board of directors and chairman of the audit committee and served as interim chief administrative officer of Energy Solutions International, Inc., a privately held company providing pipeline management software to energy companies and pipeline operators. From 2010 through 2011, Mr. Dwyer served as chief administrative officer of Capstone Advisory Group, LLC, a privately held financial advisory firm providing corporate restructuring, litigation support, forensic accounting, expert testimony and valuation services. Mr. Dwyer served as a consultant to Verint Systems, Inc., a software company listed on the NASDAQ Global Market, from 2009 through 2010, assisting with SEC reporting and compliance.

From 2005 through 2009, Mr. Dwyer served as chief financial officer and executive vice president of AXS-One Inc., a publicly traded software company. During 2004, Mr. Dwyer served as chief financial officer of Synergen, Inc., a privately held software company providing energy technology to utilities. Prior to 2004, Mr. Dwyer also served as chief financial officer and executive vice president of Caminus Corporation, an enterprise application software company that was formerly listed on the NASDAQ National Market, chief financial officer of ACTV, Inc., a digital media company that was formerly listed on the NASDAQ National Market, and chief financial officer of Winstar Global Products, Inc., a manufacturer and distributor of hair care, bath and beauty products until its acquisition by Winstar Communications, Inc. in 1995 when Mr. Dwyer went on to serve as senior vice president, finance of Winstar Communications.

Aside from that provided above, Mr. Dwyer does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Dwyer received his BBA in Accounting from the University of Notre Dame in 1978 and is licensed as a Certified Public Accountant in the State of New York.

10

Athanasios Spirakis

Having received two Masters of Science degrees in Electromechanical & Computer Engineering as well as in Biomedical Engineering in 1984 and 1988 respectively, Mr. Spirakis embarked in an academic career in 1989 becoming a Senior Lecturer and the Head of the Biomechanics Group at the Department of Biomedical Engineering of the University of Cape Town.

During Mr Spirakis’ tenure, besides his academic outputs in the form of publications, conference presentations, post-graduate students’ supervision and lecturing, Mr. Spirakis undertook consulting research projects in total Knee and Hip Arthroplasty for Johnson & Johnson (DePuy) and designed orthopaedic implants which were subsequently manufactured by South African & international companies such as Zimmer (now Zimmer-Biomet).

In 1995, Mr. Spirakis left the academic world and assumed the responsibilities of Research & Development as well as Quality Assurance & Regulatory Affairs Directorships within Macmed Orthopaedics, a manufacturer of total joint prostheses and spinal implants till the end of 1999.

In 2000 Mr. Spirakis became the Business Development Director of two sister South African marketing and selling medical devices organizations, namely SA Biomedical and Orthomedics.

The former dealing in medical devices for a large variety of surgical specialties (Cardiac / Vascular / General Surgery / Arthroscopy / Urology / ENT) and the latter in total joint replacements. Orthomedics was acquired by J&J in 2008 and Mr. Spirakis continued his involvement as a business development director till 2011 when he became one of the founders and director of Advanced Orthopaedics.

In 2016 Mr. Spirakis accepted the Chief Executive Officer position within Elite Surgical, a South African medical devices manufacturer and held it until 2021 when he joined Minoan Medical as their Chief Operating Officer.

Aside from that provided above, Mr. Spirakis does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

We have selected Mr. Spirakis to serve as an independent director because of his education, skills and experience in Biomedical Engineering, Manufacturing & Marketing / Selling of Medical Devices.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

CORPORATE GOVERNANCE

Family Relationships

Aside from Messrs. Gregory Vizirgianakis and Stavros G. Vizirgianakis, who are brothers, there are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

11

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board Meetings

The board met on several occasions during the fiscal year ended February 28, 2025. Each of the members of the board attended at least 75% of the meetings held by the board during the time such directors served as a member of the board.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage our directors to attend.

Committees of the Board

Our full board serves the functions that would normally be served by a separately designated nominating committee. Each of Messrs. Joseph P. Dwyer and Athanasios Spirakis have been determined by the Board to be an independent director within the meaning of NASDAQ Rule 5605.

Our company has an Audit Committee with a financial expert on the Committee. The Audit Committee is comprised of Messrs. Joseph P. Dwyer, Athanasios Spirakis and Stavros G. Vizirgianakis, with Mr. Dwyer as Chairperson and financial expert on the committee. The Audit Committee’s responsibilities, which are discussed in detail in its Charter, include the following:

▪  review and reassess the Audit Committee Charter periodically, at least annually, and recommend to the Board any necessary amendments;

▪  review the Company’s annual and quarterly financial statements prior to the first public release of the Company’s financial results for such year or quarter (as well as the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q in advance of such filings);

▪  review other relevant reports or financial information, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditor;

▪  recommend to the Board whether the financial statements should be included in the annual report on Form 10-K and, if applicable, the Company’s Annual Report to shareholders;

▪  discuss earnings press releases, prior to distribution, including the type and presentation of information, paying particular attention to any non-GAAP information (including any “pro forma” or “adjusted” information);

▪  discuss financial information and earnings guidance provided to analysts and ratings agencies, prior to distribution thereof; and

▪  review the regular internal reports to management prepared by the internal audit function.

12

In addition, the Committee must:

▪  review with the independent auditor, the internal audit function, and management the extent to which changes or improvements in financial or accounting practices have been implemented;

▪  prepare the report that the SEC requires be included in the Company’s annual proxy statement;

▪  conduct an annual performance assessment regarding this Committee’s purpose, duties, and responsibilities; and

▪  perform any other activities consistent with the charter, the Company’s bylaws, and governing law, as the Board deems necessary or appropriate.

Code of Ethics

On June 21, 2023, our Board of Directors approved and adopted a Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics is applicable to all directors, officers and employees of our company, our company’s subsidiaries and any subsidiaries that may be formed in the future. The Code of Ethics addresses such individuals’ conduct with respect to, among other things, conflicts of interests; compliance with applicable laws, rules, and regulations; full, fair, accurate, timely, and understandable disclosure; competition and fair dealing; corporate opportunities; confidentiality; insider trading; protection and proper use of our assets; fair treatment; and reporting suspected illegal or unethical behavior.

DIRECTOR COMPENSATION

All Directors shall receive reimbursement for reasonable travel expenses incurred to attend Board and committee meetings, but are not paid otherwise for their services.

EXECUTIVE OFFICERS

The following information sets forth, as of the date of this proxy statement, the names, ages, and positions of our current executive officers.

Name	Age	Positions and Offices Held
Gregory Vizirgianakis	47	President, Chairperson, Chief Executive Officer and Director
Pieter van Niekerk	40	Chief Operating Officer, Chief Financial Officer and Director

See “Proposal No. 1 Election of Directors” for a description of the backgrounds and business experience.

13

EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended February 28, 2025 and February 29, 2024.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gregory Vizirgianakis	2025	—	—	—	—	—	—	6,597	6,597
CEO	2024	—	—	—	—	—	—	6,597	6,597
Peter van Niekerk	2025	—	—	—	—	—	—	3,958	3,958
CFO	2024	—	—	—	—	—	—	3,958	3,958

Narrative Disclosure to the Summary Compensation Table

Although we do not currently compensate our officers with any regularity, we reserve the right to provide compensation at some time in the future. Our decision to compensate officers depends on the availability of our cash resources with respect to the need for cash to further business purposes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than described below or the transactions described under the heading “Executive Compensation” (or with respect to which such information is omitted in accordance with SEC regulations), there have not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

14

Related Party Summary

Name	Relationship with the Medinotec Group of Companies	Related transactions with the Medinotec Group of Companies	Related Directors with the Medinotec Group of Companies	Related Owners with the Medinotec Group of Companies	Amount for the 2025 fiscal year
Minoan Medical Proprietary Limited	Medical investment company controlled by Dr Gregory Vizirgianakis	Related Party Loan	Dr Gregory Vizirgianakis	Dr Gregory Vizirgianakis is the ultimate beneficial owner	Loan payable - $940,001
Minoan Capital Proprietary Limited	Property investment company controlled by Dr Gregory Vizirgianakis	Related party loan Rental Expenses	Dr Gregory Vizirgianakis is the ultimate beneficial owner	Dr Gregory Vizirgianakis is the ultimate beneficial owner	Loan payable - $276 Lease liability - $40,756
Medinotec Capital Proprietary Limited	The African holding company of the Medinotec Group of Companies	Related party loan payable to Minoan Capital	Dr Gregory Vizirgianakis Pieter van Niekerk	Medinotec Incorporated in Nevada is the 100% ultimate parent entity	n/a
DISA Medinotec Proprietary Limited	The African operating and manufacturing company	Related party loan with Minoan Medical Operational income and expenses with Minoan Medical	Dr Gregory Vizirgianakis Pieter van Niekerk	Medinotec Incorporated in Nevada is the 100% ultimate parent entity	n/a
Medinotec Incorporated Nevada	Ultimate parent of Medinotec Capital and DISA Medinotec	All of the above for its related subsidiaries	Dr Gregory Vizirgianakis Pieter van Niekerk Joseph P Dwyer Stavros Vizirgianakis Athanasios Spirakis	This is the entity owned by the shareholders and primarily controlled by Dr Gregory Vizirgianakis and his Brother Stavros Vizirgianakis	n/a
Medinotec Group of Companies	The Consolidated group name of Medinotec Incorporated, Medinotec Capital Proprietary Limited and DISA Medinotec Proprietary Limited	above for its related subsidiaries	Dr Gregory Vizirgianakis Pieter van Niekerk Joseph P Dwyer Stavros Vizirgianakis Athanasios Spirakis	This is the entity owned by the shareholders and primarily controlled by Dr Gregory Vizirgianakis and his Brother Stavros Vizirgianakis	n/a
Pieter van Niekerk	Chief financial Officer of the Medinotec Group of Companies	Transactions relating to mutual entities disclosed above	Related directorships disclosed above	Minority Shareholder in Medinotec Inc	n/a
Gregory Vizirgianakis	Chief Executive Officer of the Minoan Group of Companies Brother of Stavros Vizirgianakis	Transactions relating to mutual entities disclosed above	Related directorships disclosed above	Shareholder in Medinotec Inc and Kingstyle investments.	n/a
Stavros Vizirgianakis	Non-Executive director of the Medinotec Group of companies Brother of Gregory Vizirgianakis	Transactions relating to mutual entities disclosed above	No Related other Directorships in Medinotec Group of Companies	n/a	n/a
Joseph Dwyer	Non-Executive director of the Medinotec Group of companies	Transactions relating to mutual entities disclosed above	No Related other Directorships in Medinotec Group of Companies	n/a	n/a
Athanasios Spirakis	Independent director of the Medinotec Group of companies	Transactions relating to mutual entities disclosed above	No Related other Directorships in Medinotec Group of Companies	n/a	n/a

15

a. Rent

DISA Medinotec Propriety Limited leases commercial buildings from Minoan Capital Proprietary Limited (“Minoan Capital”). Minoan Capital is owned 100% by the Chief Executive Officer of the Medinotec Group of Companies, Dr. Gregory Vizirgianakis.

Set forth below is a table showing the Consolidated entities’ rent paid for the year ended February 28, 2025, with Minoan Capital and the Melville, New York Office:

	February 28, 2025	February 29, 2024
Rent	51,759	32,142

 Rent is comparable to rent charged for similar properties in the same relative area. The Consolidated entities do market research of a Minimum and a Maximum rental value within the area at every renewal of the rental agreement to ensure this is market related, this exercise is undertaken together with a registered property agent who has the appropriate knowledge of the area.

The Company leases office and warehouse spaces under a cancelable operating lease agreement with contractual terms from August 1, 2023, to July 31, 2026. The Company is required to pay property taxes, insurance, and normal maintenance costs for certain of these facilities and will be required to pay any increases over the base year of these expenses on the remainder of the Company’s facilities.

b. Loan

Loans payable includes an unsecured loan of a $940,001 from the prior parent entity of DISA Medinotec in South Africa called Minoan Medical. This loan originated to fund working capital and capex expansions of DISA Medinotec during the developmental and startup phase. After the acquisition of DISA Medinotec on March 2, 2022, the Company assumed this liability. The Company has a period of 3 years from the IPO date or from the date at which the Company starts trading on a national exchange (as defined in Section 3(a)(1) of the Securities Exchange Act of 1934, as amended), to repay the loan. During these 3 years the loan will carry interest at the prevailing prime lending rate of the time.

The Minoan Medical loan decreased by $829,687 during the year ended February 28, 2025.

The prevailing prime lending rate on the quarter ending February 28, 2025 in South Africa is 11.00%. The interest charged for the year was $141,748 and a 1% movement in the interest rates constitutes a value of $12,886. The interest rate chargeable is a guideline determined by the South African Reserve Bank and gets utilized by financial institutions to determine the financial gain they may derive from a loan. The Prime rate is therefore an arm’s length transaction and justifiable rate that can be applied to a loan within the borders of the Republic of South Africa.

The Consolidated entities, particularly Medinotec Inc. have the option to settle earlier and settlement can be in cash or any form of equivalent.

Minoan Medical’s ultimate beneficial owner is the CEO of the Medinotec Group of Companies Dr. Gregory Vizirgianakis and is used to hold his investments of which DISA Medinotec Proprietary Limited Incorporated was one before was got transferred into the Medinotec Group of Companies.

16

INFORMATION REGARDING SECURITY HOLDERS

The following table sets forth, as of December 5, 2025, the beneficial ownership of our common and preferred stock by each executive officer and director, by each person known by us to beneficially own more than 5% of our common stock and by the executive officers and directors as a group. Unless otherwise noted, the address of each beneficial owner is located at Northlands Deco Park | 10 New Market Street | Stand 299 Avant Garde Avenue | North Riding | 2169.

Title of class	Name and address of beneficial owner (1)	Number of shares - Beneficial ownership	Percent of class (2)
Common	Gregory Vizirgianakis(3)	4,750,179	40.4%
Common	Pieter van Niekerk	401,965	3.4%
Common	Stavros G. Vizirgianakis	4,750,179	40.4%
Common	Joseph P. Dwyer	10,899	*
Common	Athanasios Spirakis	12,073	*
Total of All Directors and Executive Officers (5 persons):		9,914,396	84.3%
More Than 5% Beneficial Owners:
NONE

 *Less than one percent.

(1)	As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
(2)	The percent of class is based on 11,755,548 voting shares as of December 5, 2025.
(3)	Includes 4,750,179 shares held in Medisol Pty Ltd., formed in Dubai, in which Gregory has beneficial ownership.

PROPOSAL NO. 2
APPROVAL OF Mercurius & Associates LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended February 28, 2025 was the firm of Mercurius & Associates LLP (“Mercurius & Associates”). Our Audit Committee has appointed Mercurius & Associates as our independent registered public accounting firm for the fiscal year ending February 28, 2026. A representative of Mercurius & Associates is expected to attend the annual meeting and to have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions submitted by stockholders in advance of the annual meeting.

The Audit Committee, with the endorsement of the Board, recommends that you ratify that appointment. Although approval is not required by our bylaws or otherwise, we are submitting the selection of Mercurius & Associates to you for approval as a matter of good corporate practice. If the selection is not approved by a majority of the votes cast on this proposal at the annual meeting, our Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is approved, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Change in Certifying Accountant

On July 8, 2024, we dismissed BDO South Africa Inc. as our independent registered public accounting firm and, on July 8, 2024, we engaged Mercurius & Associates LLP as our independent registered public accounting firm..

THE BOARD RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE APPOINTMENT OF Mercurius & Associates AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2026.

17

STOCKHOLDER PROPOSALS

The table below summarizes the requirements for stockholders who wish to submit proposals or director nominations for our 2026 Annual Meeting of Stockholders. Stockholders are encouraged to consult Rule 14a-8 of the Exchange Act and our bylaws, as appropriate, to see all applicable requirements.

	Proposals for inclusion in 2026 Proxy Statement	Other proposals/nominees to be presented at the 2026 Annual Meeting*
Type of proposal	SEC rules permit stockholders to submit proposals for inclusion in our 2026 proxy statement by satisfying the requirements set forth in Rule 14a-8 of the Exchange Act	Stockholders may present proposals or director nominations directly at the 2026 Annual Meeting (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Article II, Section 2.13 of our bylaws**
When proposal must be received by Medinotec	No later than September 13, 2026	Not earlier than November 21, 2026, and not later than December 21, 2026
Where to send	Medinotec Inc., Northlands Deco Park, 10 New Market Street Stand 299, Avant Garde Avenue, North Riding, South Africa 2169
What to include	The information required by Rule 14a-8	The information required by our bylaws**

*        SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline, and in certain other cases notwithstanding the stockholder’s compliance with this deadline.

**      Our bylaws are available on our website located at www.Medinotec.com under “Investor Center.”

OTHER MATTERS

As of the date of this proxy statement, no other matter is known which will be brought before the annual meeting. If any matter not described in this proxy statement is properly presented for a vote at the meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment and discretion

HOUSEHOLDING

In accordance with notices previously sent to many stockholders who hold their shares through a broker, bank or other holder of record (“street-name stockholders”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement or the accompanying annual report on Form 10-K may request a copy by contacting the broker, bank or other holder of record. Alternatively, we will promptly deliver a separate copy of either of such documents if a street-name stockholder contacts us either by calling +27 87 330 2301 or by writing to Medinotec Inc., Northlands Deco Park, 10 New Market Street Stand 299, Avant Garde Avenue, North Riding, South Africa 2169 Attn: Corporate Secretary.

Street-name stockholders who are currently receiving householded materials may revoke their consent, and street-name stockholders who are not currently receiving householded materials may request householding of our future materials, by contacting Broadridge Financial Services, Inc., either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the “householding” program within 30 days of Broadridge’s receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

18